UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

Safeguard Scientifics, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5620	23-1609753
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Devon Park Drive, Building 800, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-293-0600

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
The annual meeting of shareholders of Safeguard Scientifics, Inc. (the “Company”) was held on May 26, 2011. As of the Record Date of April 8, 2011, there were 20,667,702 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.
Proposal I — Election of Directors
Shareholders approved the election of eight directors to serve as directors for a one-year term to expire at the 2012 Annual Meeting. The voting results for this proposal are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Peter J. Boni	13,336,001	94,270	5,255,441
Julie A. Dobson	13,331,909	98,362	5,255,441
Andrew E. Lietz	13,270,819	159,452	5,255,441
George MacKenzie	13,331,221	99,050	5,255,441
George D. McClelland	13,329,459	100,812	5,255,441
Jack L. Messman	13,312,952	117,319	5,255,441
John J. Roberts	13,328,973	101,298	5,255,441
Robert J. Rosenthal	13,325,153	105,118	5,255,441
Proposal II — Ratification of Independent Registered Public Accounting Firm for Fiscal Year 2011
Shareholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for its 2011 fiscal year. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain
18,515,842	95,423	74,447
Proposal III — Advisory Vote Concerning Executive Compensation of the Named Executive Officers
Shareholders approved, on an advisory basis, the Company’s compensation of its named executive officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections of the Company’s 2011 Annual Meeting Proxy Statement. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker-Non-Votes
13,114,925	270,523	44,823	5,255,441

Proposal IV — Advisory Vote on Frequency of Future Advisory Votes Concerning Executive Compensation of the Named Executive Officers
Shareholders approved, on an advisory basis, the Company’s proposal to hold future advisory votes on executive compensation of the named executed officers annually. In accordance with the Board of Director’s recommendation and the outcome of this advisory vote, the Company intends to hold the next advisory vote on the compensation of its named executive officers at the Company’s 2012 Annual Meeting. The voting results for this proposal are as follows:

One Year	Two Years	Three Years	Abstain	Broker-Non-Votes
12,107,795	98,725	1,181,498	42,253	5,255,441
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.
Dated: May 27, 2011	By:	BRIAN J. SISKO
Brian J. Sisko
Senior Vice President and General Counsel